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                                                                   EXHIBIT 23.2




INDEPENDENT AUDITORS' REPORT



The Board of Directors
Dain Rauscher Corporation:


We consent to the use of our report dated February 5, 1998 included or incorporated by reference herein and the references to our Firm under the headings "SELECTED CONSOLIDATED FINANCIAL DATA" and "EXPERTS" in the Registration Statement on Form S-3.



                                       KPMG Peat Marwick LLP


Minneapolis, Minnesota
May 28, 1998